Capital Management	12 Months Ended
Dec. 31, 2021
Disclosure Of Capital Management [Abstract]
Capital management
6. Capital management
For the purpose of the Group’s capital management, capital includes issued capital and all other equity reserves attributable to the equity holders of the parent. The primary objective of the Group’s capital management is to maximise shareholders’ value.
The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes to manage capital during the years ended December 31, 2021 and 2020. The Group monitors capital using a gearing ratio, which is “net debt” divided by equity attributable to equity holders of the parent plus net debt. The Group’s policy is to maintain the gearing ratio below
50%. The Group includes within net debt, interest bearing loans and borrowings, lease liabilities, trade payables, other payables and accruals, amount due to a related party and amount due to a shareholder, less cash and cash equivalents.

	December 31, 2021	December 31, 2020
	RMB’000	RMB’000
Interest-bearing loans and borrowings (Note 23)	47,539	60,000
Lease liabilities (Note 24)	3,279	17,490
Trade payables (Note 21)	30,514	27,310
Other payables and accruals (Note 25)	58,178	67,121
Amount due to a related party (Note 26)	—	7,177
Amount due to a shareholder (Note 26)	325	325
Cash and cash equivalents (Note 19)	(59,045)	(25,719)

Net debt	80,790	153,704

Equity attributable to equity holders of the parent	936,638	656,101

Total equity attributable to equity holders of the parent and net debt	1,017,428	809,805

Gearing ratio	8%	19%